TCW Compounders ETF (GRW)

Summary Prospectus

February 28, 2025

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (“SAI”) and more recent reports to shareholders, at no cost by visiting https://tcw.com or by calling (866) 364-1383. The fund’s prospectus and SAI, both dated February 28, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

Shares of the fund are listed and traded on the New York Stock Exchange LLC (“NYSE”).

FUND SUMMARY — TCW Compounders ETF (the “Fund”)

Investment Objective: The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The investment advisory agreement between TCW ETF Trust (the “Trust”) and TCW Investment Management Company LLC (“TCW” or the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$242	$425	$967

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 40%. The Fund’s portfolio turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to invest in the companies that the Adviser believes will benefit from transformation as a result of technological innovations, market dynamics, and/or changes in client preferences. The Fund aims to actively capture returns from companies that show long-term growth, quality, and durability characteristics as a result of such economic transformation or play a central role of enabling other companies to do the same.

Target companies are generally chosen from US- and non-US-listed equity securities, including common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; depository receipts; and private investments in public equity (“PIPES”).

The Fund typically invests a portion of its assets in securities or other financial instruments issued by companies in the financial services sector, including, without limitation, the banking, brokerage and insurance and financial exchange and data industries. Although the Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio.

In considering potential investments, the Adviser will generally use a proprietary framework which includes fundamental analysis (such as company financial modeling and valuation analysis), combined with quantitative and thematic data, such as those that account for technological innovations, market dynamics, and changes in client preferences, to identify companies with competitive advantages that the Adviser believes attractively valued. The Fund will take an active management approach in responding to the complexities and developments of economic transformation. The key criteria, as discussed herein, by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

The Adviser evaluates financially material environmental, social, governance, and other risk factors to assess a company’s value and its exposure to potential risks and opportunities. This analysis may be incorporated into various aspects of the investment process; however, this does not imply that these factors are the sole or primary determinants of investment decisions.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

Principal Investment Risks:

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return and ability to meet its investment objective.

ETF Structure Risks. The Fund is structured as an ETF and is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the NYSE may be halted due to market conditions or for reasons that, in the view of the NYSE, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the NYSE. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. Such risks may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for shares and cause the Fund to decline in value.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Growth Investing Risk. The Fund’s investments in growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.

Value Investing Risk. Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

Active Ownership Risk. Active ownership can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. In the event that an affiliate of the Fund or its investment adviser is engaged in an activist campaign with respect to a portfolio company, the Fund may be foreclosed from taking certain actions with respect to that company as a result of prohibitions on engaging in joint transactions with affiliates under Section 17(d) of the 1940 Act or as a result of other regulatory or fiduciary concerns. In addition, while the Fund intends to seek select opportunities to actively engage with one or more portfolio companies, it may only be able to do so in limited circumstances where no other affiliated fund has elected to do so with respect to the same portfolio companies. The Fund intends to be focused and directed in the selection of opportunities to actively engage with its portfolio companies. However, the foregoing restrictions and priorities may limit the Fund’s ability to engage with some of those select opportunities.

Non-Diversification Risk. Non-diversification risk is the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because of a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges,which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus on a particular sector.

Financial Sector Risk. Companies in the financial sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. The financial sector is particularly sensitive to fluctuations in interest rates. The financial sector is also a target for cyberattacks and may experience technology malfunctions and disruptions.

Technology Sector Risk. Companies in the technology sector can be significantly affected by rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition of the services of qualified personnel.

American Depositary Receipt (“ADR”) Risk. ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers. Securities of foreign issuers, and consequently ADRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Foreign Securities Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that there may not be protection against failure by other parties to complete transactions, and that it will be difficult to obtain or enforce legal judgments in certain countries. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

PIPEs Risk. PIPEs are securities purchased in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities. Shares issued in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. Generally, an issuer of shares in a PIPE may agree to register the shares after a certain period from the date of the private sale. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted. Generally, such restrictions cause the PIPE shares to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

Private Placement Risk. Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. Accordingly, the Fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price which may result in a loss to the Fund.

Price Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

Securities Selection Risk. The securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Frequent Trading Risk. Frequent trading leads to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

Performance: The TCW New America Premier Equities Fund, a series of TCW Funds, Inc. (the “Predecessor Compounders Mutual Fund”) was reorganized into the Fund on May 6, 2024. As a result of the reorganization, the Fund assumed the financial and performance history of the Predecessor Compounders Mutual Fund. The Fund commenced operations May 6, 2024. The following bar chart and table provide some indication of the risks of investing in the Fund (and the Predecessor Compounders Mutual Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years, and since inception compared with those of a broad measure of market performance. Effective January 3, 2025, the

S&P 500® Index replaced the Russel 1000® Index as the Fund’s broad-based market index because the Adviser believes it more closely reflects the market segments in which the Fund invests. Had the Predecessor Compounders Mutual Fund been structured as an ETF, its performance may have differed. The Fund’s (and the Predecessor Compounders Mutual Fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

AVERAGE ANNUAL TOTAL RETURNS*

(For the period ended December 31, 2024)

*	For the period shown in the bar chart above:

Best Quarter	(June 30, 2020)	21.56%
Worst Quarter	(March 31, 2022)	(16.60)%

	1 Year	5 Year	Life of Fund (1/29/2016)
Return Before Taxes	22.57%	14.40%	18.28%
Return After Taxes on Distributions	19.63%	13.00%	17.06%
Return After Taxes on Distributions and Sale of Fund Shares	15.51%	11.27%	15.08%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(1)	25.02%	14.53%	15.28%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)(2)	24.51%	14.28%	15.45%

(1)	The S&P 500® Index measures the performance of 500 largest companies listed on stock exchanges in the U.S.
(2)	Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities in the Russell 3000® Index based on a combination of their market cap and current index membership.

The Fund’s fiscal year end is October 31. The Fund’s most recent quarterly return (since the end of the last fiscal year) through January 31, 2025 was 4.83%.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

Investment Adviser: TCW Investment Management Company LLC is the investment adviser to the Fund.

Portfolio Managers: Eli Horton and David Epstein are primarily and jointly responsible for the day-to-day management of the Fund. Messrs. Horton and Epstein have been portfolio managers of the Fund since its inception and October 2024, respectively. Mr. Horton is a Managing Director at the Adviser and was a portfolio manager for the Predecessor Compounders Mutual Fund since November 2023. Mr. Epstein is a Senior Vice President at the Adviser.

Purchase and Sale of Fund Shares: The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay certain intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.